SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 4, 2005

                            ProAssurance Corporation
             (Exact name of registrant as specified in its charter)

        Delaware                    001-16533                63-1261433
(State of Incorporation)      (Commission File No.)      (IRS Employer I.D. No.)


100 Brookwood Place, Birmingham, Alabama                        35209
--------------------------------------------------------------------------------
  (Address of Principal Executive Office )                   (Zip code)

       Registrant's telephone number, including area code: (205) 877-4400

Item 1.01     Entry into a Material Definitive Agreement

          On November 4, 2005, ProAssurance Corporation ("ProAssurance") agreed to sell to Motors Insurance Company ("Buyer") all of the stock of its personal lines operating subsidiaries, MEEMIC Insurance Company ("MEEMIC Insurance") and MEEMIC Insurance Services Corporation ("MEEMIC Agency") under the terms of a Stock Purchase Agreement dated as of November 4, 2005, by and among Buyer, MEEMIC Insurance, MEEMIC Agency, MEEMIC Holdings, Inc. ("Holdings"), and ProAssurance (the "Stock Purchase Agreement"). The Buyer is a wholly owned subsidiary of GMAC Insurance. Prior to the execution of the Stock Purchase Agreement, ProAssurance had no material relationship with Buyer or any of its affiliates.

          The Stock Purchase Agreement provides for the sale by Holdings of all of the stock of MEEMIC Insurance and MEEMIC Agency (collectively sometimes referred to as the "Companies") for a cash price of $327,000,000. The Stock Purchase Agreement contemplates that the Companies will distribute to the Companies' holding company, Holdings, up to $73,000,000 as 2005 dividends prior to the closing. The transaction is expected to close in the first quarter of 2006.

          The sale of the Companies' stock is subject to regulatory approvals and certain other conditions in the Stock Purchase Agreement. The sale of the Companies' stock will be subject to approval by the Michigan insurance regulators of the change of control of MEEMIC Insurance and will be subject to review by the federal antitrust regulators under the Hart-Scott-Rodino Antitrust Improvements Act of 1976. The Stock Purchase Agreement includes other customary conditions that must be satisfied or waived prior to closing.

          The payment of the dividend to Holdings is also subject to approval by the Michigan insurance regulators and such approval is a condition to closing. MEEMIC Insurance has paid an ordinary dividend of $15.0 million earlier in 2005. MEEMIC Insurance will require regulatory approval of an additional 2005 dividend of approximately $38 million in order to distribute $73,000,000 prior to closing. Because Holdings is a subsidiary of ProNational Insurance Company, the distribution of the 2005 dividends and the proceeds realized on the sale of the Companies' stock to ProAssurance will be subject to review and approval of the Michigan insurance regulators.

          In connection with the anticipated sale of the stock of the Companies, ProAssurance agreed to pay a success fee to Lynn M. Kalinowski as president of the Companies. The agreement with Mr. Kalinowski provides that he will be paid an amount equal to two times his base salary. This payment is in addition to any payment that may be due to him under his existing Release and Severance Agreement, dated June 15, 2001, which the Buyer has agreed to assume.

          A copy of the Stock  Purchase  Agreement  has been attached as Exhibit
     2.1 of this report and a copy of Mr. Kalinowski's agreement has been attached as Exhibit 10.1 of this report.

Item 7.01

          On November 7, 2005, ProAssurance announced the execution of the Stock Purchase Agreement providing for the sale of the stock of the Companies to Buyer. A copy of the news release announcing the sale is attached as
     Exhibit 99.1 to this report

Caution Regarding Forward-Looking Statements

          This filing contains historical information as well as forward-looking statements that are based upon our estimates and anticipation of future events that are subject to certain risks and uncertainties that could cause actual results to vary materially from the expected results described in the forward-looking statements. The words "anticipate," "believe," "estimate," "expect," "hopeful," "intend," "may," "optimistic," "preliminary," "project," "should," "will," and similar expressions are intended to identify these forward-looking statements. There are numerous important factors that could cause our actual results to differ materially from those in the forward-looking statements. Thus, sentences and phrases that we use to convey our view of future events and trends are expressly designated as Forward-Looking Statements as are sections of this filing clearly identified as giving our outlook on future business. The principal risk factors that may cause actual results to differ materially from those expressed in the forward-looking statements are described in various documents we file with the Securities and Exchange Commission, including Form 10K for the year ended December 31, 2004 and Form 10Q for the most recent quarter.

     Relating to the sale of the Companies:

          o The transaction may not occur as expected or it may take longer to accomplish than we expect;

          o governmental approvals of the transaction may not be obtained, or adverse regulatory conditions may be imposed in connection with governmental approvals of the transaction;

          o the sale is subject to the satisfaction or waiver of certain conditions which are beyond the control of ProAssurance; and

          o    the   distribution   of  proceeds   arising   from  the  sale  to
               ProAssurance may not be approved by governmental authorities, or such approval may be for an amount less than requested.

     We wish to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made, and wish to advise readers that the factors listed above could affect our financial performance and could cause actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements. We do not undertake and specifically decline any obligation to publicly release the result of any revisions that may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Item 9.01 Financial Statements and Exhibits



       Exhibit No.                        Description

            2.1 Stock Purchase Agreement dated as of November 4, 2005, among Motors Insurance Corporation, MEEMIC Insurance Company, MEEMIC Insurance Services Corporation, MEEMIC Holdings, Inc. and ProAssurance Corporation (without Exhibits & Schedules).

           10.1 Letter Agreement between ProAssurance and Lynn Kalinowski, dated November 4, 2005.

           99.1 News release announcing the sale of the Companies released on November 7, 2005. We are furnishing this exhibit in accordance with Item 7.01 of Form 8-K. This exhibit shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liability of such section, nor shall such information be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 7, 2005

                                          PROASSURANCE CORPORATION


                                          By:  /s/ Edward L. Rand, Jr.
                                              ------------------------
                                                   Edward L. Rand, Jr.